PICTET FUNDS
                            the "Trust"

                Supplement dated October 20, 2003
                                to
                 Prospectus dated April 30, 2003
        (As previously supplemented on September 10, 2003)
                               and
     Statement of Additional Information dated April 30, 2003
        (As previously supplemented on September 10, 2003)

    This Supplement describes a proposed reorganization of Pictet Funds. This Supplement should be read in conjunction with the Prospectus and Statement Additional Information of the Pictet Funds.

                 Pictet Global Emerging Markets Fund

                                and

              Pictet International Small Companies Fund


    The Trustees of the Trust have unanimously approved the reorganization of the Pictet Global Emerging Markets Fund and the Pictet International Small Companies Fund (the "Pictet Funds") into the Forward Global Emerging Markets Fund and the Forward International Small Companies Fund, respectively (the "Forward Funds"). Each of the Forward Funds is a series of Forward Funds, Inc., an open-end management investment company organized as a Maryland Corporation. The Forward Funds are newly created funds with investment objectives and strategies that are substantially the same as the Pictet Funds.

    In the reorganization, the assets of the Pictet Funds will be transferred to the Forward Funds for shares of the Forward Funds and the assumption by the Forward Funds of the liabilities of the Pictet Funds. The shares of the Forward Funds received in the reorganization will be distributed to the shareholders of the Pictet Funds, who will become shareholders of the corresponding Forward Fund, owning shares with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Pictet Fund shares as of the close of the reorganization.

    After the reorganization is complete, Pictet International Management Limited, the investment advisor to the Pictet Funds, will be the sub-advisor to the Forward Funds and be responsible for day-to-day management of the Forward Funds' assets. Forward Management, LLC will be the Forward Funds investment adviser.

    Completion of the reorganization is subject to a number of conditions, including approval of the Pictet Funds' shareholders. Proxy materials describing in greater detail the proposed reorganization of the Pictet Funds and seeking shareholder approval of the reorganization at a special shareholder meeting will be sent to Pictet Funds' shareholders at a later date. Shareholders should read the proxy materials carefully before determining whether to vote to approve the reorganization. If approved by the shareholders, the reorganization is expected to close on or about December 22, 2003.

                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE PROSPECTUS FOR FUTURE REFERENCE.